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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated January 26, 1996, included in and made a part of the Annual Report on Form 10-K for the year ended December 31, 1995 of Marshall & Ilsley Corporation.

We also consent to the incorporation by reference of such report in the following Registration Statements of Marshall & Ilsley Corporation: Registration Statement No. 33-3415 (Form S-8) pertaining to the Marshall & Ilsley Corporation Retirement Growth Plan; Registration Statement No. 33-33153 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1989 Executive Stock Option and Restricted Stock Plan; Registration Statement No. 33-33090 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1988 Restricted Stock Plan; Registration Statement No. 33-2642 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1985 Executive Stock Option and Restricted Stock Plan; Registration Statement No. 2-89605 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1983 Executive Stock Option and Restricted Stock Plan; Registration Statement No. 33-53155 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan; Registration Statement No. 33-53897 (Form S-8) pertaining to the stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation; Registration Statement No. 33-55317 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1994 Long-Term Incentive Plan for Executives; Registration Statement No. 33-58787 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1995 Directors Stock Option Plan; Registration Statement No. 2-80293 (Form S-3) pertaining to shares of Marshall & Ilsley Corporation held by those persons named in such Registration Statement; Registration Statement No. 33-21377 (Form S-3) pertaining to the issuance by Marshall & Ilsley Corporation of Debt Securities; Registration Statement No. 33-64054 (Form S-3) pertaining to the issuance by Marshall & Ilsley Corporation of Debt Securities; and Registration Statement No. 33-64425 (Form S-3) pertaining to the issuance by Marshall & Ilsley Corporation of Debt Securities.


                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
February 27, 1996